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                        AMENDMENT NUMBER TWO
                                TO
                           LOAN AGREEMENT
                     EFFECTIVE OCTOBER 30, 1998
                           BY AND BETWEEN
                          NATIONSBANK, N.A.
                                AND
                            INTRAV, INC.

In consideration of their mutual agreements herein and for other sufficient consideration, the receipt of which is hereby acknowledged, INTRAV, INC. ("Borrower") and NATIONSBANK, N.A. ("Lender") agree as follows:

1.   DEFINITIONS; SECTION REFERENCES.  The term "Original Loan
Agreement" means the Loan Agreement effective October 30, 1998, between Borrower and Lender, as amended by Amendment Number One thereto effective January 18, 1999. The term "this Amendment" means this
Amendment. The term Loan Agreement means the Original Loan Agreement as amended by this Amendment. Capitalized terms used and not otherwise defined herein have the meanings defined in the Loan Agreement.

2. EFFECTIVE DATE OF THIS AMENDMENT. This Amendment will be effective as of June 15, 1999.

3.   AMENDMENTS TO ORIGINAL LOAN AGREEMENT.  The Original Loan
Agreement is amended as follows:

     3.1. REVOLVING COMMITMENT.  Sections 3.1.1 and 3.1.2 of the
     Original Loan agreement is replaced entirely with the following:

          "3.1.1    ADVANCES.  Subject to the limitations in Section
          3.1.2 and elsewhere herein, Lender commits to make available from the Effective Date to the Maturity Date, a revolving credit facility available as Advances made from time to time as provided herein. Subject to the limitations in Section
          3.1.2 and elsewhere herein, payments and prepayments that are applied to reduce the Revolving Loan may be re-borrowed. The amount of the Revolving Commitment initially will be $32,500,000, but will reduce automatically to a lesser Dollar amount on certain dates as listed in the table below:

         ------------------------------------------------------------------------
          Effective Date of Reduction    Reduction      New Revolving Commitment
         ------------------------------------------------------------------------
          December 31, 1999              $2,000,000     $30,500,000
         ------------------------------------------------------------------------
          December 31, 2000              $5,000,000     $25,500,000
         ------------------------------------------------------------------------
          December 31, 2001              $5,000,000     $20,500,000
         ------------------------------------------------------------------------
          December 31, 2002              $3,000,000     $17,500,000
         ------------------------------------------------------------------------

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          Borrower may also reduce the amount of the Revolving
          Commitment in whole multiples of $1,000,000 at any time and from time to time, but only if (i) Borrower gives Lender written notice of Borrower's intention to make such reduction at least one Business Day prior to the effective date of the reduction, and (ii) Borrower makes on the effective date of the reduction any payment on the Revolving Loan required under Section 7.2 as a consequence of the reduction and any amount that may be due to Lender under
          Section 18.4. Any such reduction of the amount of the Revolving Commitment, whether scheduled or voluntary, shall be permanent.

          3.1.2 LIMITATION ON ADVANCES. No Advance will be made which would result in the Revolving Loan exceeding the Maximum Available Amount and no Advance will be made on or after the Maturity Date. Lender may, however, in its absolute discretion make such Advances, but shall not be deemed by doing so to have increased the Maximum Available Amount and shall not be obligated to make any such Advances thereafter.
          At any time that there is an Existing Default, the Revolving Commitment may be canceled as provided in Section 17.2. The "Maximum Available Amount" on any date shall be a Dollar amount equal to (i) the amount of the Revolving Commitment on such date, minus (ii) the Letter of Credit Exposure
          (except to the extent that such Advance will be used immediately to reimburse Lender for unreimbursed draws on a Letter of Credit). No Advance will be made which would cause the ratio of the Revolving Loan to the from time to time most recently appraised value of the Vessels in which Lender has a first priority Security Interest to exceed
          2/3."

     3.2. LETTER OF CREDIT COMMITMENT. The amount of the Letter of Credit Commitment stated in Section 3.2 of the Original Loan
     Agreement is changed from $2,500,000 to $17,500,000.

     3.3. SECURITY AND GUARANTIES.  The following covenant is added as
     Section 14.16A to the Original Loan Agreement:

          "14.16A. Borrower covenants and agrees that prior to October 15, 1999, (i) Borrower shall execute and deliver to Lender, or cause to be executed and delivered to Lender by the appropriate Person, ratifications of the existing guaranties, satisfactory to Lender, by all of the domestic Subsidiaries of Borrower under which they have guarantied the timely and full payment and performance of all of the Loan Obligations, and (ii) Borrower shall execute and deliver to Lender one or more Security Agreements, or amendments of existing security agreements, that are satisfactory to Lender and grant or confirm existing grants to Lender of Security Interests under the UCC in all stock held by Borrower of the domestic Subsidiaries of Borrower and 65% of the outstanding stock of the non-domestic Subsidiaries of Borrower."

4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that (i) execution of this Amendment has been duly authorized by all requisite action of Borrower; (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment, (iii) this Amendment and the Loan Agreement as amended hereby constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrower may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) all of the representations and warranties contained in Section 12 of the Original Loan Agreement are true and correct in all material respects with the same force and effect as if made on and as of the effective date of this Amendment, (v) there is no Existing Default, and (vi) no

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Default or Event or Default will occur immediately or with the passage of time or giving of notice as a consequence of this Amendment becoming effective.


5. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any Existing Default, nor act as a release or subordination of the Security Interests of Lender under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended hereby.

6. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Original Loan Agreement and other Loan Documents remain in full force and effect, (ii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, (iii) the Security Interests of Lender under the Security Documents continue in full force and effect and have the same priority as before this Amendment, and (iv) Borrower has no claim against Lender arising from or in connection with the Loan Agreement or the other Loan Documents.

7. COUNTERPARTS. This Amendment may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

8. COUNTERPART FACSIMILE EXECUTION. This Amendment, or a signature page thereto intended to be attached to a copy of this Amendment, signed and transmitted by facsimile machine or telecopier shall be deemed and treated as an original document. The signature of any person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Amendment.

9. REPRODUCTIONS AS EVIDENCE. This Amendment, the Original Loan Agreement, and the other Loan Documents, including but not limited to
(a) consents, waivers, amendments, and modifications which may hereafter be executed, and (b) financial statements, certificates and other
                  -
information previously or hereafter furnished to Lender, may be reproduced by Lender by any photographic, photostatic, microfilm, microcard, miniature photographic, computer imaging or other similar process and may destroy any original document so reproduced. Any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made in the regular course of business of lender) and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

10. GOVERNING LAW; NO THIRD PARTY RIGHTS. This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in accordance with the internal laws of the State of Missouri applicable to contracts made and to be performed wholly within such state, without regard to choice or conflict of laws provisions.

11. INCORPORATION BY REFERENCE. Lender and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

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12.  STATUTORY NOTICE.  The following notice is given pursuant to
Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

13. STATUTORY NOTICE--INSURANCE. The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; is deemed incorporated into the Loan Agreement, and nothing contained in such notice shall be deemed to limit or modify the terms of the Loan
Documents.

     UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL. THIS INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS. THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL. YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT. IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE. THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION. THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

                    [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by appropriate duly authorized officers as of the effective date first above written.


INTRAV, INC.                       NATIONSBANK, N.A.
by its Executive Vice President    by its Senior Vice President
and Chief Financial Officer

/s/ Wayne L. Smith II              /s/ Keith M. Schmelder
---------------------              ----------------------
    Wayne L. Smith II                  Keith M. Schmelder
Notice Address:                    Notice Address:
7711 Bonhomme Avenue               800 Market Street
St. Louis, MO  63105               St. Louis, MO  63101
FAX # 314-727-2533                 FAX # 314-466-7783
TEL # 314-727-0500                 TEL # 314-466-6642

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